Exhibit 99.2

FINAL TRANSCRIPT

Thomson StreetEvents℠

Conference Call Transcript

ORCL - Oracle Agrees to Acquire Sun Microsystems

Event Date/Time: Apr. 20. 2009 / 8:30AM ET

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FINAL TRANSCRIPT

Apr. 20. 2009 / 8:30AM ET, ORCL - Oracle Agrees to Acquire Sun Microsystems

CORPORATE PARTICIPANTS

Roy Lobo

Oracle - Head of IR

Safra Catz

Oracle - President

Larry Ellison

Oracle - CEO

Scott McNealy

Sun Microsystems - Chairman

Jonathan Schwartz

Sun Microsystems - President & CEO

Charles Phillips

Oracle - President

PRESENTATION

Operator

Good day, everyone, and welcome to the Oracle Corporation conference call. Today’s conference is being recorded. At this time I would like to turn the conference over to the moderator, Mr. Roy Lobo, Director of Investor Relations. Please go ahead.

Roy Lobo - Oracle - Head of IR

Thank you, operator. Good morning, everyone, and welcome to today’s conference call regarding Oracle’s acquisition of Sun. With me on the call are Oracle’s Chief Executive Officer Larry Ellison, Oracle’s President Safra Catz, Oracle’s President Charles Phillips, Sun’s Chairman Scott McNealy, and Sun’s Chief Executive Officer and President Jonathan Schwartz.

Before I turn the call over to our speakers for a few prepared remarks let me begin by reminding everyone that today’s discussion may include predictions, estimates, or other information about Oracle or Sun that might be considered forward-looking including statements that involve risk and uncertainties concerning Oracle’s proposed acquisition of Sun, anticipated product information, estimates of future results of operations, anticipated customer and partner advantages and benefits, and general business outlook.

While these forward-looking statements represent our current judgment on what the future holds, any such statement may be influenced by a variety of factors many of which are beyond the control of Oracle or Sun that could cause actual outcomes and results to be materially different from those projected, described, expressed, or implied in this presentation due to a number of risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements which reflect our opinions only as of the date of this presentation.

Please keep in mind that neither Oracle nor Sun is under any duty to update, revise, or publicly release the results of any revision of these forward-looking statements in light of new information or future events. You should also review the documents that Oracle and Sun respectively filed with the SEC on Forms 10-K, 10-Q, and 8-K. These filings identify and address other important factors that could cause Oracle’s and Sun’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this presentation.

In connection with the proposed merger Sun will file a proxy statement with the SEC. Additionally, Sun and Oracle will file other relevant materials in connection with the proposed acquisition of Sun by Oracle. The materials to be filed by Sun with the SEC may be obtained free of charge at the SEC’s website at www.SEC.gov.

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© 2009 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

Investors and security holders of Sun are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decisions with respect to the proposed merger, because they will contain important information about the merger and the parties to be merged.

With that I will turn the call over to Safra.

Safra Catz - Oracle - President

Thanks, Roy. Good morning, everyone. I am going to briefly go over the financial and operational details of the transaction.

This morning we announced the purchase of Sun Microsystems for $9.50 per share or approximately $7.4 billion. The purchase price net of cash and debt is $5.6 billion, larger than Hyperion and smaller than either BEA or PeopleSoft. We anticipate using a mix of cash and debt financing to pay for the transaction.

In terms of financial return, we believe that we will be able to run Sun at substantially higher margins and we estimate that this will add at least $1.5 billion in additional annual non-GAAP operating income and growing from there. We believe the acquisition will be at least $0.15 accretive in the first full year on a non-GAAP basis, making this deal more profitable in per-share contribution in the first year than we had planned for the acquisitions of PeopleSoft, Siebel, and BEA combined.

As you know, we have a track record of integrating acquisitions very rapidly and this time will be no different. By utilizing Oracle’s scale we can deliver substantial operating efficiencies far in excess of what Sun has done to date. We will combine the software assets quickly after closing as we have done with all our previous acquisitions.

On the systems side we intend to focus on our joint enterprise customers where we believe we bring competitive advantage, relationships, and a track record of helping these customers reduce cost and complexity. Sun is a modern technology company that outsources nearly the entire manufacturing, assembly, and servicing process for the systems it sells. We intend to ensure that it is a profitable operating unit within Oracle.

We will give you additional financial metrics after the deal closes. With that I will turn it over to Larry.

Larry Ellison - Oracle - CEO

Thanks, Safra. One of the key reasons that Oracle’s acquisition strategy has been so successful is because we buy companies with market leading products. PeopleSoft was number one in human resources, Siebel was number one in customer relationship management, BEA’s WebLogic was the number one Java virtual machine, Hyperion was number one in enterprise performance management, and so on.

Sun Microsystems has a variety of exciting products but two of their software products, Sun’s Solaris operating system and Sun’s Java programming language, were instrumental in Oracle’s decision to acquire Sun.

Sun’s Java programming language is one of the computer industry’s best-known brands and most widely deployed technologies. Java runs on hundreds of millions of personal computers, cell phones, even DVD players. Oracle’s Fusion Middleware, our fastest growing business, is based entirely upon Sun’s Java language and software. As a result of this acquisition, Oracle can increase the investment in Java technology that is so critical to our continued success in middleware and our next generation of Fusion applications. We believe that Oracle’s Middleware business is on track to be as large as our multimillion dollar database business. Java is the foundation of Oracle’s Fusion Middleware and the single-most important software asset we have ever acquired.

Sun’s largest business is its SPARC Solaris computer system business and the heart of that business is the Solaris operating system. In our opinion, the Solaris operating system is by far the best UNIX technology available in the market. That explains why more Oracle databases run on the Sun SPARC Solaris platform than any other computer system. In case you are interested, Linux is the number two Oracle platform and remains extremely important to us. With the acquisition of Sun we will be able to tightly integrate the Oracle database to some of the unique high-end features of Solaris. Engineering the Oracle database and the Solaris operating system to work together enables us for the first time to deliver complete and integrated computer systems, database to disk, optimized for higher performance, improved reliability, enhanced security, easier management, and a lower total cost of ownership. The combination of Oracle and Solaris has been successful in the marketplace for a very long time; completely integrated computer systems, hardware and software, running both Oracle and Solaris should be even more popular and very profitable.

Oracle and Sun both have long track records of engineering innovation and building products around open standards. As a result, Oracle and Sun products families fit extremely well together.

Finally, we believe the best way to grow Oracle’s overall business is for us to deliver a broader range of products and services to our existing set of commercial and government customers. With the acquisition of Sun, Oracle is now able to make all of the pieces of the technology stack fit together and work well — storage, computers, operating systems, database, middleware, and applications. By delivering complete and integrated hardware and software systems our customers’ system integration costs go down while overall system performance, reliability, and security goes up. Our ability to tune and optimize Sun systems for Oracle will deliver substantial benefits at no additional cost to our large base of over 300,000 government and business customers. As our customers benefit Oracle’s business will grow and become more profitable.

With that I turn it over to Scott McNealy.

Scott McNealy - Sun Microsystems - Chairman

Thanks, Larry. Sun and Oracle have been pioneers and partners for way longer than I like to think about — over 20 years — and today we are coming together for the next phase of computing. For the last two decades our shared customers have relied on us to solve their business challenges with new innovations. Today marks the next big step in that effort.

Since Day One Sun has believed in openness and innovation and in combining with Oracle it extends the ability for customers to receive breakthrough systems innovations. We both believe in the value of R&D. We both believe in the value of openness, standards, and communities. And we both believe in delivering the complete solution to help customers more efficiently address their business challenges.

As key innovators in open network computing, together we can now address all points in our customers’ business plans from business applications layer all the way through to all four corners of the datacenter. Delivering a completely integrated solution to customers eliminates those costs and complexity issues from managing infrastructure systems and allows them to focus on what they do best — run their business.

It’s a truly momentous day for the industry, one in which two technology titans are joining forces to provide the market’s only complete, integrated and open system in which customers can celebrate a new era of innovation and integration in technology that drives their business forward. We are thrilled to be acquired by Oracle and have our technologies, innovations, and communities as part of the Oracle vision. Now, Jonathan.

Jonathan Schwartz - Sun Microsystems - President & CEO

Thanks, Scott. In every respect this truly is a momentous day for Sun, for Oracle, and for the industry in which we combine the assets and innovations Larry and Scott described to create a new leader across the entirety of the datacenter marketplace.

With today’s transaction Oracle is positioned to solve a broader array of business problems than any other technology company on earth, from the applications in middleware that automate the world’s businesses, to the databases and data center platforms that power them projecting out to, literally, billions of devices used by consumers across the world. That array of technologies and solutions will be unmatched by any other company.

Second, this combination will position Oracle to drive an industry phase change — collapsing traditionally disparate markets segments — servers, storage, and networking — into a cohesive whole leveraging Sun’s pioneering systems innovations, anchored, as Larry mentioned, by the open-source Solaris operating system. No other company will be capable of understanding, architecting, and providing solutions that span applications and middleware to the highest scale and highest value data centers on earth.

The transaction also positions Oracle as the world’s largest supplier of open-source software with technology brands known by students, startups, and developers across the world from Java and OpenSolaris to MySQL and OpenOffice. There is no question in my mind this transaction redefines the industry, redrawing the boundaries that have frustrated the industry’s ability to solve the problems customers desperately seek to solve — eliminating the cost, complexity and inefficiency that results from an industry focused on components rather than systems. The combined Oracle and Sun will be exactly that, a systems and software powerhouse.

And now over to you, Charles.

Charles Phillips - Oracle - President

Thanks, Jonathan. Last week we held our CIO Advisory Board, which is a group of our largest customers. We get together with them two or three times a year. They applauded our move into database machines and storage via our recent Exadata announcements but now they are asking us to step into a broader role by delivering a highly-optimized stack from app to disk based on standards. The general feedback was that they wanted more than standard components. They now want standardized deployments and configurations and fully and consistently instrumented software and hardware to manage their systems, diagnose issues, and audit the usage. They want to reduce the complexity and now they trust Oracle to do that.

A large percentage of our support requests stem from the interdependencies between our products and their hardware infrastructure — the operating system, virtual machine, servers, and storage. Constant changes in all these layers lead to unplanned downtime, higher risks, degraded performance, and higher costs. With this acquisition we can engineer a true system with consistencies across all of these products.

Beyond that the potential for innovation across all of these products is truly exciting. Our joint engineer organizations are already coming up with ideas. Just a few sample ideas that we could pursue, we could add value by delivering ready-to-deploy servers for target industries — retail, comms, banking, etc. — with the complete industry in a box. We can also enable ISVs to deploy their applications on an Oracle / Solaris appliance.

Also in storage, Sun’s Open Storage platform is very simple to Oracle’s Exadata database storage platform. Both products use standard servers, commodity disks, infiniband interconnects to lower the cost of storage while improving performance. This is the disruptive technology growing quickly for both companies and storage will be an expanding market for years to come. We can now deliver a complete system for creating, managing, storing, archiving, and restoring data.

Lastly, there are exciting opportunities around Java. Oracle already has a successful embedded software business with the number one embedded database in the world. Java is embedded in over one billion devices. We will also now have the largest software development community in the industry and, as Larry mentioned, Java is also the platform for future applications. With that I will turn the call back to Roy.

Roy Lobo - Oracle - Head of IR

Great. Thank you, Charles. I want to thank everyone for participating in this morning’s call. A telephone replay will be available for 24 hours. The replay number is 719-884-8882 with a pass code 923645. You can also access the webcast replay on the Oracle’s Investor Relations website at Oracle.com/investor. The webcast replay will be available through the close of market on April 27.

Thank you again and with that I will turn the call back to the operator for closing. Operator?

Operator

Thank you very much and that does conclude our conference call. Thank you for joining us today.

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Cautionary Statement Regarding Forward-Looking Statements

This conference call transcript contains certain forward-looking statements about Oracle and Sun, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Sun, anticipated product information, estimates of future results of operations, anticipated customer and partner advantages and benefits and general business outlook. When used in this transcript, the words “anticipates”, “estimates”, “may”, “can”, “will”, “believes”, “expects”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Sun, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this transcript due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Sun may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Sun.

In addition, please refer to the documents that Oracle and Sun, respectively, file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Sun’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this transcript. Neither Oracle nor Sun is under any duty to update any of the information in this transcript.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Sun will file a proxy statement with the SEC. Additionally, Sun and Oracle will file other relevant materials in connection with the proposed acquisition of Sun by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Soda Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Sun. The materials to be filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Sun are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Oracle, Sun and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Sun stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading Oracle’s most recent Form 10-K and other relevant materials filed with the SEC when they become available. Information concerning the interests of Sun’s participants in the solicitation, which may, in some cases, be different than those of Sun’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.